Income Taxes (Details 1) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets, current portion
Bad debt provision	$ 4,767	$ 3,785
Reserve for obsolete inventory	3,983	3,163
Insurance claim receivable		(94,890)
Total current deferred tax asset (liability)	8,750	(87,942)
Deferred tax assets, non-current portion
Net operating loss	(111,725)	103,125
Depreciation	(61)	559
(Valuation allowance)	103,035	(15,742)
Total long-term deferred tax asset (liability)	$ (8,750)	$ 87,942